aravive

Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation
November 2022

NASDAQ: ARAV



Forward Looking Statements

This presentation contains forward-looking statements that may discuss Aravive's plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive's planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive's product candidates and the ability to obtain regulatory approval. Forward-looking statements are based on Aravive's current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: e.g., the trials supporting the submission of a biologics license application to the FDA, Aravive's ability to meet its clinical milestones, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon batiraxcept (AVB-500), batiraxcept's ability to have favorable results in clinical trials and ISTs, the clinical trials of batiraxcept having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients; the risk that batiraxcept may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing batiraxcept; if batiraxcept is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Batiraxcept: Novel Differentiated Late-Stage Clinical Program for Solid Tumors

- GAS6/AXL signaling drives metastasis and drug-resistance. ARAV is the only company targeting GAS6.
- Wealth of preclinical studies demonstrate ability to combine with common standards of care to allow access to a large total accessible market
- Robust chemistry manufacturing control with high yield and purity; dovetails with clinical to allow for potential BLA end of 2023
- Well-tolerated to date and no anticipated drug-drug interactions facilitate combination studies (unlike small molecules); serum biomarker may accelerate development and identify patients with best chance of response
- Fast-track designation granted by FDA for platinum-resistant ovarian cancer; currently in registrational Phase 3 trial with topline data due middle 2023 and potential BLA end 2023
- Fast-track designation granted by FDA for ccRCC patients who progressed on VEGF TKI + IO; currently in P1b/2 ccRCC; FDA recommended registrational study incorporates interim analysis for potential accelerated approval
- Currently in P1b Pancreatic Adenocarcinoma Cancer (PDAC) study; pk/pd analysis suggests higher doses should be tested

Experienced Management and Board of Directors

Senior Management


Exec Chairman of the Board
Fred Eshelman, Pharm D.


CEO
Gail McIntyre, Ph.D., DABT


COO
Scott Dove, Ph.D.


CFO
Rudy Howard, C.P.A.


CMO
Robert Geller, M.D.

Board of Directors


Exec Chairman of the Board
Fred Eshelman, Pharm D.


Director
Amato Giaccia, Ph.D.


Director
Peter Ho, M.D., Ph.D.


Director
John Hohneker, M.D.


Director
Sigurd Kirk


Director
Gail McIntyre, Ph.D., DABT


Director
Michael Rogers


Director
Eric Zhang

The Medicines Company · Furiex · Genmab · PACIRA · KINNATE · PPD · MEDITOPE · KERYX · Akebia
GSK · MERCK · CardinalHealth · STANFORD · aerpio · Indevus · ACORDA · MACQUARIE · BARCLAYS
BOSTON pharmaceuticals · NOVARTIS · Epizyme · Johnson & Johnson · ANOKION · forma · BeiGene · Allergan · barr

Aravive Pipeline – Late Stage with Phase 3 Data in Mid-2023

Opportunity for Expansion into Additional Indications and Drug Combinations

Batiraxcept

Indication	Line of Therapy	Preclinical	Phase 1	Phase 2	Phase 3	BLA	Anticipated Milestones
Ovarian Cancer	Platinum Resistant (batiraxcept + paclitaxel)	**Fast-Track Designation in U.S.** **Orphan Designation in EU**					❑ Enrollment complete year end 2022 ❑ Top-line data mid-2023 ❑ Potential BLA submission Q4 2023
Clear Cell Renal Cancer (3 cohorts in 1 study)	• 1st Line (batiraxcept + cabozantinib + nivolumab) • 2nd* Line (batiraxcept + cabozantinib) • Ineligible for curative intent therapy (batiraxcept monotherapy)	**Fast-track Designation for 2L* in U.S.**					❑ Additional mature data from P1b/2 mid-2023 ❑ Initiate P2/3 2H 2023
Pancreatic Adenocarcinoma	1st Line (batiraxcept + gemcitabine + nab-paclitaxel)						❑ Initiate dose escalation phase by year-end 2022 ❑ Data mid-2023

** Specifically, in ccRCC patients who have progressed after 1 or 2 prior lines of systemic therapy that include both immuno-oncology (IO)-based and vascular endothelial growth factor tyrosine kinase inhibitor (VEGF-TKI)-based therapies (either in combination or sequentially)*



aravive

GAS6/AXL Pathway and Batiraxcept

GAS6/AXL Signaling Drives Resistance and Metastasis in Tumors[1]

GAS6 is a survival switch in tumor cells but not essential in normal tissues[2], which lowers the potential for side effects

- GAS6/AXL pathway mediates metastasis
- GAS6 and AXL expressed by tumor and tumor-associated stromal cells to promote tumor progression and metastasis
- Regulates downstream signaling
  - JAK/STAT
  - Ras/MEK/Erk1/2
  - PI3K/Akt
- Upregulates pro-tumorigenic functions
  - Immune evasion
  - Survival
  - Proliferation
  - Drug resistance
  - Angiogenesis
  - Epithelial-to-mesenchymal transition
  - Migration
  - Invasion



T-Cells
Natural Killer (NK) Cells
Macrophages
Dendritic Cells
Gas6
Axl
Immune Evasion
Circular dorsal ruffle & Peripheral ruffle formation
Actin driven cytoskeletal rearrangements
Focal adhesion dynamics
Migration & Invasion
Survival & Proliferation
Drug Resistance
Angiogenesis
EMT
Endothelial cells
Pericytes
Actin

Tanaka, M.; et.al.; Int. J. Mol. Sci. 2021, 22, 9953. https://doi.org/10.3390/ijms22189953
[1] Cell Death and Disease (2017) 8, e2700 [2] Nature 1999, 398, 723–728

GAS6 & AXL Expression Associated with Poor Survival in Many Cancers

AXL expressed in ≥70% of ovarian, pancreatic, breast, kidney, and uterine cancers*

"Clinically, the expression of GAS6 and TAM receptors always predicts poor prognosis† "

Tumor Type	AXL Tumor Expression	Publications & Data
Ovarian	>70%	• Hao et al. 2017. AXL is highly expressed in ovary-derived tumors and is a prognostic gene in ovarian cancer. • Rankin et al 2010. 73% of all ovarian tumor samples including both type I and type II tumors were positive for membranous AXL staining in the epithelium, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium.
Pancreatic	70%	• Song et al. Cancer 2011. February 15;117(4):734–43. AXL is overexpressed in 70% stage II PDAC tumor samples.
Bladder	>45%	• Wang et al Transl Cancer Res 2019;8(3):976-984. High AXL expression was strongly correlated with low OS (P<0.001).
Uterine	>75%	• Divine et al. Oncotarget. 2016 Nov 22; 7(47): 77291–77305: High immunohistochemical expression of AXL was found in 76% of advanced- stage, and 77% of high-grade specimens and correlated with worse survival in uterine serous cancer patients.
Kidney	>70%	• Dalgin et al. 2007: AXL expression is 3-fold higher in tumor tissue than normal tissue. • Gustafsson et al. 2009: AXL and GAS6 expression are implicated in RCC tumor advancement and severity and negatively correlated to patient survival.
Breast	>75%	• Bottai et al. Breast Cancer. 2016. AXL expression correlates with the infiltration of CD163-positive cells in tumor stroma and is associated with survival in triple negative breast cancer.
Lung	18-48%	• Seike et al. Oncology Rep. 2017. 37: 3261-3269. The 5-yr survival rate for AXL+ or GAS6+ was significantly lower than those for AXL- or GAS6- patients (51% vs. 75%; P=0.028; 53% vs. 72%; P=0.040) • Linger et al. 2012. Expert Opin Ther Targets. 2010 October; 14(10): 1073–1090 AXL protein expression was observed in 28 of 58 (48.3%) patient samples of lung adenocarcinoma

*The Cancer Genome Atlas (TCGA); Axelrod and Pienta (AXL Review): Oncotarget. 2014 Oct; 5(19): 8818–8852; Miao et al (AXL Review): 2017. Drug Target Review Article 22309.
†Wu G, et al. Molecular insights of Gas6/TAM in cancer development and therapy; Cell Death and Disease (2017) 8, e2700.

Effective Oncology Treatment Requires Targeting Both Non-metastatic and Metastatic Tumor Cells

Batiraxcept specifically targets metastatic tumor cells

- Batiraxcept demonstrates single agent activity in preclinical models which have homogeneous, metastatic tumor cells
- Human tumors display epithelial-mesenchymal heterogeneity[1,2,3]
  - Cells within the same tumor can exhibit different phenotypes: epithelial (E), mesenchymal (M), or hybrid epithelial-mesenchymal phenotypes
  - Phenotypic heterogeneity is a hallmark of aggressive cancers and a clinical challenge
  - Effective treatment requires drugs to target both E and M populations
- Chemotherapies, targeted therapies and IO therapies all have been reported to increase the GAS6/AXL signaling, potentially increasing metastatic potential and resistance
  - Hence Batiraxcept is being developed in combination with SOC


ZEB mRNA molecules
1200
1000
800
600
400
200
0
100
150
200
250
300
SNAIL molecules (10³)
M
E/M
E

Different stable (blue curves) ZEB mRNA levels based on SNAIL levels. Low, medium, and high ZEB mRNA levels corresponds to Epithelial (E), Hybrid (E/M), and Mesenchymal (M) phenotypes respectively. This bifurcation diagram is for the miR-200/ZEB feedback loop driven by SNAIL, as adapted from Lu et al. PNAS 2013.[3]

[1] PLOS Computational Biology | https://doi.org/10.1371/journal.pcbi.1007619 February 10, 2020
[2] Safa. J Cancer Metastasis Treat 2020;6:36
[3] Biomolecules 2022, 12, 348. https:// doi.org/10.3390/biom12030348

Batiraxcept is a High Affinity Decoy That Mimics AXL Receptor

Improves on shortcomings of other approaches for potent and selective inhibition of the AXL/GAS6 pathway

Tyrosine Kinase Inhibitor


GAS6
Ligand
AXL
Receptor
TKI
Limited effect on pathway inhibition

- Selectivity limited by RTK homology
- Off-target toxicity
- Multiple resistance mechanisms
- Many potential competitors

Anti-AXL or anti-GAS6 Antibody


Limited effect on pathway inhibition

- Requires a mAB affinity that competes with receptor
- Not achievable for AXL
- Many potential competitors

Batiraxcept - Decoy AXL Receptor


Batiraxcept mimics AXL to bind and sequester GAS6 ligand to prevent signaling
X
More complete inhibition

- Batiraxcept binds more tightly to GAS6 than does the wild type AXL receptor
- Complete target coverage with no anticipated off-target toxicity
- First-in-class with strong IP position

Batiraxcept: High Affinity AXL Decoy Protein

Inhibits the GAS6/AXL Pathway by Sequestering the GAS6 Ligand

Modified AXL-Fc fusion protein engineered for stability and very high affinity for GAS6

- ~200-fold greater affinity for GAS6 than the native AXL receptor allows for effective inhibition
- Preclinical data demonstrate correlation between affinity and anti-tumor activity
- Good safety and PK profile
- Fc structure modeled after successful marketed drugs (Enbrel®, Zaltrap®, Orencia®), to increase half-life and predictable safety

Proprietary biomarker assay for serum GAS6

- Batiraxcept-induced reduction of serum GAS6 levels to below the limit of detection is correlated with better activity in preclinical studies
- A higher soluble AXL:GAS6 ratio at baseline is associated with better clinical activity of batiraxcept-containing treatment regimens in P1b PROC, P1b ccRCC and P1b PDAC trials

Strong IP position on GAS6 inhibition (2033 Composition of Matter - 2042 Method of Use)

Dosing Strategy Varies by Indication

Batiraxcept exposure correlates with anti-tumor activity

- Knockout data and GLP program did not identify DLT
- Traditional MTD or DLT approach for identification of RP2D not appropriate for batiraxcept due to its benign safety profile
  - Approach consistent with new FDA initiative – project Optimus
- Exposure-response relationship identified by unsupervised computer analysis
  - Statistically significant relationship between batiraxcept trough concentrations and clinical activity
  - Minimal effective concentration (MEC) of batiraxcept identified for all 3 indications
  - **Findings:** different tumor types may require different doses of batiraxcept to achieve MEC

Initial focus on 3 indications with:

- High unmet need
- Strong biological rationale
- Rapid proof of concept

	PROC	ccRCC	PDAC
MEC (mg/L)	13.8	12.2	14.5
RP2D (mg/kg)	15	15	20-25*

MTD: maximum tolerated dose; DLT: dose limiting toxicity; RP2D: recommended phase 2 dose
PROC platinum resistant ovarian cancer; ccRCC clear cell renal cell carcinoma; PDAC pancreatic ductal adenocarcinoma
**Currently under evaluation in P1b dose escalation*

~$3B in Global Revenue Potential in PROC, Renal and Pancreatic*

PROC Represents the Most Near-term Opportunity

$3B Peak Potential for all 4 Indications



1097
PDAC
411
PROC
(Bev experienced)
241
PROC
(Bev naïve)
2L ccRCC
851

Estimated Treatable Patients

PDAC
- 37.5K (USA)
- 46K (EU4/UK)

PROC
- 4K bev naïve (USA)
- 5.5K bev naïve (EU4/UK)
- Bev-experienced patients – 50% of above

ccRCC
- 9K (USA)
- 9.5 K (EU4/UK)

** External marketing analysis*



aravive

Batiraxcept: Platinum-Resistant Ovarian Cancer (PROC)

Summary of Phase 1a Healthy Volunteer and 1b PROC Studies

No observed dose-limiting toxicities up to 20 mg/kg

Phase 1a single ascending dose and repeat dose study in healthy volunteers

- 43 subjects participated; 42 dosed
- Batiraxcept was well-tolerated across doses of 1-10 mg/kg Batiraxcept; no SAEs
- No anti-drug antibodies (ADA)
- 10 mg/kg (IV) administered every other week suppressed serum GAS6 levels for 2 weeks

Phase 1b ascending dose study in Platinum-Resistant Ovarian Cancer (PROC)

- 53 patients with PROC in Phase 1b trial
- Batiraxcept generally well-tolerated across all doses
- No dose-limiting toxicities
- No discontinuations due to AEs
- No unexpected safety signals; safety profile consistent with PLD or PAC
- No ADA
- Infusion-related reactions noted; managed with premedication regimen
- Exposure-response relationship at 10 mg/kg



Platinum-resistant Ovarian Cancer
Batiraxcept 10 mg/kg + PAC (N=16)
Batiraxcept 15 mg/kg + PAC (N=3)
Batiraxcept 20 mg/kg + PAC (N=4)
Batiraxcept 10 mg/kg + PLD (N=21)
Batiraxcept 15 mg/kg + PLD (N=2)
Batiraxcept 20 mg/kg + PLD (N=3)

Batiraxcept IV q14 days; Pegylated liposomal doxorubicin (PLD) 40 mg/m^2 d1 of 28-day cycle; Paclitaxel (PAC) 80 mg/m^2 day 1, day 8, day 15 of 28-day cycle; Maintenance dosing on batiraxcept monotherapy

Batiraxcept + Paclitaxel Clinical Activity Associated with Exposure in P1b PROC

Modeling Identified RP2D of 15 mg/kg for PROC

- Exposure-response relationship identified by unsupervised computer analysis
  - Statistically significant relationship between high trough concentrations and PFS >6 months
  - **Patients with higher exposures had more than doubling of PFS compared to 3 mos PFS paclitaxel historical control [1]**
- Minimal efficacious concentration (MEC) of batiraxcept identified as 13.8 mg/L based on Akaike Information Criterion (AIC)
- Modeling predicts 15 mg/kg will provide increase in mPFS relative to 10 mg/kg but no further increase in mPFS with 20 mg/kg relative to 15 mg/kg
- **RP2D of 15 mg/kg for PROC**

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel		
	>MEC (N=10)	<MEC (N=9)
ORR	5 (50%), 2 CRs[2]	2 (22%)
mPFS (months)	7.5	2.8
mOS (months)[3]	19.0	8.7

DLT = dose-limiting toxicity, mOS = median overall survival, MTD = maximum tolerated dose, mPFS = median progression free survival, ORR = overall response rate, RP2D = recommended P2 dose.

[1] Taxol PI, Reference ID: 2939751

[2] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel, and progressed after not receiving batiraxcept for more than 2 weeks due to illness

[3] Final mOS pending trial completion

Time on Treatment and Depth of Response for Batiraxcept + Paclitaxel Patients (10 and 15 mg/kg groups)

96% were on 3rd+ Line of Therapy; Literature Demonstrates 85% of Patients on their 3rd Line of Therapy have Progressive Disease by their First CT Scan[1]



PFS Months for Per-Protocol 10 mg/kg and 15 mg/kg AVB500+Pac Subjects
Subject ID
01-0005
19-0001
16-0002
01-0002
16-0005
07-0003
20-0004
08-0002
02-0004
08-0003
12-0002
19-0002
12-0001
02-0002
08-0001
06-0001
17-0002
08-0004
17-0003
13.6 # (15)
9.3 # (10)
9.3 (10)
9.1 (10)
7.7 (10)
7.3 Bev (10)
6.0 * (15)
5.5 Bev (10)
3.6 Bev (15)
3.6 (10)
3.1 Bev (10)
2.9 Bev (10)
2.8 Bev (10)
2.0 Bev (10)
1.8 Bev (10)
1.8 (10)
1.8 Bev (10)
1.8 Bev (10)
1.7 (10)
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Start of Confirmed CR
Start of Confirmed PR
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Study Months
= Response maintained after discontinuation of chemotherapy at Cycle 6
* = PFS duration censored at date of last radiologic assessment



Largest Change in Target Lesion Burden for Per-Protocol
10 mg/kg and 15 mg/kg AVB-500+Pac Subjects
Change from baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
17-0002
06-0001
02-0002
08-0003
19-0002
08-0004
02-0004
17-0003
12-0002
12-0001
07-0003
20-0004
19-0001
16-0002
08-0002
01-0002
01-0005
16-0005
Subject ID

1 European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98

Batiraxcept + Chemo – Better Response than Chemo Monotherapy

Phase 1b Results Compared to Literature

These Tumors Expected to be Dependent on the GAS6/AXL Pathway

Chemotherapy Alone | **Batiraxcept + Chemotherapy***

Patients with < 3mo Platinum Free Interval (PFI)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD
(N=21)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD
(N=12)

3rd and 4th Line***



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD
(N=99)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD
(N=20)

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol

Batiraxcept Phase 3 Registrational Trial Design in PROC

(ClinicalTrials.gov NCT04729608)

- FDA Feedback: If positive, trial could support full approval in PROC; no further preclinical or clinical studies required for BLA at this time
- **Endpoint Assessment:** PFS per RECIST V1.1; radiological imaging every 8 weeks

N of 350

Key Eligibility Criteria[1]

- High-grade serous ovarian cancer pathology
- 1-4 prior lines
- ECOG 0-1
- Stratifications:
  - Prior bevacizumab use
  - Lines of therapy
  - Platinum-free interval

R

1:1 Randomization

Batiraxcept + PAC

Dosing: Batiraxcept 15 mg/kg q 2 weeks + paclitaxel for 3 weeks, followed by 1 week off versus paclitaxel alone every week for 3 weeks, followed by 1 week off

Placebo + PAC

Endpoints

- Hierarchical Endpoints:
  1. PFS in the bevacizumab naïve[2] population
  2. PFS in the total population
- Secondary endpoint: OS

Timeline

- Readout expected in mid 2023
- If positive, BLA submission anticipated near end of 2023

[1] Selection of patient population and dose in this trial confirmed by an IST showing lack of benefit outside this patient population and dose of 15mg/kg batiraxcept
[2] Naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab
ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, PFS = progression-free survival, BLA = biologics license application

Market Research Suggests Batiraxcept Would Fill an Unmet Need and Be Adopted into the Current PROC Treatment Paradigm

"To see this level of safety with the improved efficacy is impressive – I certainly would use this product." – KOL

"The all-comers data is helpful to know, but the bev-naïve data is quite transformative." – KOL

"Platinum resistant patients are in need of new targeted treatment options." – Healthcare Provider



"Bevacizumab is only used as a palliative agent in my practice. I've had patients develop clots and bowel perforations from it, and the limited efficacy it may provide is not worth that risk." – Healthcare Provider

Improved Performance over SOC

Improved performance and a novel MOA were met with enthusiasm given ability to address unmet needs

Favorable Safety Profile Compared to Bev Doublets

Physicians deemed the lack of additional toxicity to be impressive for a doublet regimen, particularly in comparison to bevacizumab in the U.S.

Note: physicians' comments based on P1b data



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Batiraxcept: Clear Cell Renal Cell Carcinoma (ccRCC)

Batiraxcept + Cabozantinib Phase 1b/2 Trial Design in ccRCC

(NCT04300140)

Population:

- P1b: 26 patients
- P2: 55 patients (currently enrolling)
- Histologically confirmed metastatic ccRCC and progressed on/after a front-line treatment regimen
- Excluded patients previously treated with cabozantinib

P1B Population:

- 100% of the enrolled patients had prior immunotherapies; ~60% had VEGF TKIs
- Over 70% were in intermediate/poor IMDC categories
- ~40% had more than 1 prior line of therapy


Phase 1b
Phase 2
Batiraxcept Q2W
(15 mg/kg N=16)
(20 mg/kg N=10)
+
Cabozantinib 60 mg QD
Part A
At least 1 prior line of therapy (N=25)
Batiraxcept 15 mg/kg Q2W +
Cabozantinib 60 mg QD
Part B
First line (N=20)
Batiraxcept 15 mg/kg Q2W +
Cabozantinib 40 mg QD +
Nivolumab (Investigator's Choice):
240 mg Q2W or 480 mg Q4W
Part C
Batiraxcept 15 mg/kg monotherapy in patients without curative intent
(N=10)

Cabozantinib dosing as indicated on the package insert
IMDC = International Metastatic RCC Database Consortium (Risk), TKI = tyrosine kinase inhibitor

P1b ccRCC: Safety Consistent with Established Profile for Cabozantinib

Safety	All P1b Patients (N=26)	15 mg/kg P1b Patients (N=16)	20 mg/kg P1b Patients (N=10)
Batiraxcept-Related Deaths	**0**	**0**	**0**
Grade 3 Adverse Events (AEs), related to Batiraxcept (No Grade 4 or 5 AEs related to Batiraxcept)[1]	5 (19.2%) Events: HTN(x2), Thrombocytopenia, Embolism, SBO, diarrhea	**3 (18.8%)** Events: HTN (x2), Thrombocytopenia	**2 (20%)** Events: Diarrhea, Embolism, SBO
AEs Leading to Batiraxcept Treatment Discontinuation	**3 (11.5%)** Events: Decreased appetite, IRR, Fatigue, Diarrhea, GI hemorrhage[3]	**1 (6.3%)[2]** Events: Decreased appetite, Diarrhea, Fatigue	**2 (20%)** Events: IRR, Fatigue, Diarrhea, GI hemorrhage[3]
AEs of Special Interest (Infusion Related Reaction)	**7 (26.9%)**	**4 (25%)**	**3 (30%)**

[1] *HTN, thrombocytopenia, small bowel obstruction (SBO), and diarrhea were transient and resolved while batiraxcept therapy continued. Patient's cabozantinib interrupted during embolism but batiraxcept dosing continued. All events have been reported with cabozantinib use.*
[2] *Patient discontinued batiraxcept due to grade 2 diarrhea combined with the lack of care giver support.*
[3] *GI hemorrhage was deemed not related to batiraxcept and possibly related to cabozantinib and led to death.*

Data cutoff
August 8, 2022

P1b ccRCC: Clinical Activity by Prior VEGF-TKI Status

Designated Fast Track by FDA for patients who have progressed after 1 or 2 prior lines of systemic therapy that include both immuno-oncology (IO)-based and vascular endothelial growth factor tyrosine kinase inhibitor (VEGF-TKI)-based therapies (either in combination or sequentially).

Efficacy Evaluable	VEGF-TKI=Yes (N=14)	VEGF-TKI=No (N=12)	All P1b Patients (N=26)
Best Response			
Partial Response	8 (57%)	3 (25%)	11 (42%)
Stable Disease	4 (29%)	6 (50%)	10 (39%)
Progressive Disease	1 (7%)	3 (25%)	4 (15%)
Not Evaluable	1 (7%)	0	1 (4%)
Progression-Free Survival			
Censor (n), Events (n)	6, 8	2, 10	8, 18
mPFS (95% CI)	11.4 (5.8, NE)	9.2 (3.7, 9.3)	9.3 (7.3, 11.4)

NE = not evaluable

Data cutoff Nov 21, 2022

P1b ccRCC: Pretreatment Serum sAXL/GAS6 is a Potential Biomarker with 100% Negative Predictability

	Best Response		
	All P1b Patients (n=25)[1]	P1b 15 mg/kg (n=16)	P1b 20 mg/kg (n=9)[1]
PR for Patients with low sAXL/GAS6	0/5 (0%)	0/4 (0%)	0/1 (0%)
Confirmed PR for Patients with high sAXL/GAS6	11/20 (55%)	8/12 (67%)[2]	3/8 (38%)
9-month Progression-Free Survival in Biomarker High subgroup	72%	73%	73%

Exact biomarker threshold to be determined once all data analyzed
[1] One 20 mg/kg patient in Ph 1b does not have ratio value
[2] One additional biomarker high patient had an initial PR but then PD on the subsequent scan so is captured as PD
Note: Confirmed objective response rate for (60mg) cabozantinib from METEOR and CANTATA studies was 17% and 28% ; Median PFS for (60mg) was 7.4 and 9.3 months; 9-month PFS 36% and 50%

Data cutoff
August 8, 2022

Anticipated Batiraxcept Phase 2/3 Trial Design in ccRCC

- FDA Recommendation: Integrated P2/3 study with interim analyses to look at futility in the biomarker low population and ORR for potential accelerated approval with PFS endpoint for full approval. Full protocol and statistical plan in preparation for submission to FDA.
  - Provides opportunity for accelerated approval and full approval in one study
  - Final PFS analysis conducted in the ITT and the biomarker high population to increase chance for success

N of 350

Key Eligibility Criteria

- Histologically confirmed metastatic ccRCC
- Progressed after 1 or 2 prior lines that include both IO and VEGF TKI (combination or sequentially)
- Patients who previously were treated with cabozantinib are excluded
- ECOG 0-1
- Stratifications:
  - IMDC category
  - Prior lines of therapy
  - Biomarker

R

1:1 Randomization

Batiraxcept + Cabozantinib

Dosing: Batiraxcept 15 mg/kg q 2 weeks + cabozantinib 60mg every day, dosed per package insert

Cabozantinib

Interim Analyses

6mos after ~160 patients enrolled

- Futility analysis
- ORR in biomarker high population for accelerated approval

Endpoints[1]

- PFS per RECIST v1.1 in the biomarker high population (if low biomarker patients not discontinued for futility)
- PFS per RECIST v1.1 in the ITT population
- OS secondary endpoint

Initiation anticipated in 2H 2023

BLA = biologics license application, ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, IMDC = International Metastatic RCC Database Consortium (Risk), IO = Immuno-oncology, ITT = intent to treat (population), ORR = Overall response rate, PFS = progression-free survival, TKI = tyrosine kinase inhibitor

1 PFS will be assessed by blinded independent central review (BICR)

Market Research Suggests Batiraxcept Would Fill an Unmet Need and Be Adopted into the Current ccRCC Treatment Paradigm

"The upside efficacy would be practice-changing in 2L … I would offer it to most of the biomarker positive population."
– KOL



"If this product actually achieves this upside efficacy, I would definitely wait to use cabo with this product in the 2L."
– KOL

Improved Performance over Cabozantinib

Improved performance over cabozantinib was seen as practice-changing and may lead to less 1L cabo use in order to preserve for 2L

Targeted Therapy and Novel MOA

Batiraxcept's biomarker-driven MOA was met with enthusiasm given current lack of targeted approaches in ccRCC

2L Unmet Need

Batiraxcept is expected to gain meaningful 2L use due to lack of established options within 2L

Note: physicians' comments based on P1b data



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Batiraxcept: Pancreatic Adenocarcinoma

Phase 1b Design in 1L Pancreatic Adenocarcinoma

(NCT04983407)

Patients with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel (Abraxane®) as first-line treatment

Lead-In Phase

Batiraxcept
15 mg/kg on days 1 & 15
Plus
nab-paclitaxel:
125 mg/m² on days 1, 8, & 15
And
gemcitabine:
1000 mg/m² on days 1, 8, & 15
(n=21)

→

Dose Escalation

20mg/kg batiraxcept plus nab-paclitaxel and gemcitabine (n=6-12)

→ (If needed to reach MEC*)

25mg/kg batiraxcept plus nab-paclitaxel and gemcitabine (n=6-12)

→

Endpoints:

- Safety and tolerability
- Objective response rates
- Progression-free survival
- Duration of response
- Disease control rates
- Overall survival
- PK/PD

Enrollment completed Q2 2022

Initiation of dose escalation is anticipated by end 2022

*MEC: minimally effective concentration

Safety Profile Consistent with Gemcitabine + nab Paclitaxel or Underlying Disease In P1b PDAC Study

Safety	All P1b Patients 15 mg/kg Batiraxcept + Gemcitabine+ nab-Paclitaxel (N = 21)
Batiraxcept-Related Deaths	**0**
Grade 3 Adverse Events (AEs), related to Batiraxcept (No Grade 4 or 5 AEs related to Batiraxcept)*	**6 (29%)** Events: Back Pain, Dizziness, Fatigue, Muscular Weakness, Neutropenia
AEs Leading to Batiraxcept Treatment Discontinuation	**2 (10%)** Events: Fatigue, Sepsis
AEs of Special Interest (Infusion Related Reaction)	**3 (14.3%)**

*2 patients experienced Grade 4 adverse events related to gemcitabine + nab-paclitaxel: sepsis and hypokalemia and not considered related to batiraxcept

Data cutoff
August 18, 2022

Anti-Tumor Activity from Phase 1b PDAC Trial

Historical comparison: Confirmed Response rate in P3 study of gemcitabine + nab-paclitaxel was 23%[1]

Best Response	All P1b Patients (N = 21)
Confirmed Partial Response	6 (29%)
Stable Disease	5 (24%)
Progressive Disease	5 (24%)
Not Evaluable	3 (14%)
Not Applicable (died before any post-baseline scans)	2 (10%)

[1] *N Engl J Med 369;18 October 31, 2013*

Data cutoff August 8, 2022

P1b PDAC: Patients with Trough Levels >MEC Remain on Study Longer and Have Higher Response Rates

Higher Batiraxcept Doses May be Needed to Saturate the Target and Increase Number of Patients with Trough Levels Above MEC

- MEC of batiraxcept in PDAC identified as 14.5 mg/L
  - Consistent with MEC's for PROC and ccRCC
- Only 50% patients achieved trough levels >MEC
  - Suggests higher dosing needed for PDAC
- Desmoplastic stromal tumors (e.g., PDAC) may require more batiraxcept than PROC and cccRCC for patients to reach MEC



* MEC High Patients
Patient ID
*203-001
214-001
*205-001
*213-008
*213-004
*213-003
*213-002
210-001
*202-005
202-004
213-009
206-001
202-003
*213-007
202-001
*214-002
206-002
204-001
202-002
213-001
213-005
0
8
16
24
32
40
48
56
Weeks on Study
Ongoing treatment
Discontinued from treatment
Partial Response
Stable Disease
Progressive Disease
Not Evaluable
Death

Data cutoff
Sept 8, 2022

P1b PDAC: Better Clinical Outcomes in Patients who Achieve MEC

Higher doses of batiraxcept are likely required in PDAC

Efficacy Evaluable	Trough Levels >MEC (N=9) [1]	Trough Levels <MEC (N=9) [1]
Best Response		
Partial Response	5 (56%)	1 (11%)
Stable Disease	2 (22%)	2 (22%)
Progressive Disease	0	4 (44%)
NE	1 (11%)	2 (22%)
NA (no scans)	1 (11%)	0
Progression-Free Survival		
Censor (n), Events (n)	3, 6	2, 7
mPFS (95% CI)	5.6 (2.1, NE)	2.7 (1.1, 5.4)

[1] Three patients have missing C1D15 trough samples and are not evaluable by MEC status. MEC = minimum efficacious [batiraxcept] concentration of 14.5 mg/L, NA=not applicable based on no post-baseline scan data; NE=not evaluable per RECIST V1.1 criteria due to death & insufficient scan data

Data cutoff
Sept 8, 2022

Market Research Suggests Batiraxcept Would Fill an Unmet Need and Be Adopted into the Current PDAC Treatment Paradigm

" If the biomarker high population were really 70%, I would serum test and give [the upside] to all my positive patients."

– KOL



" Efficacy in the base case is similar to FOLFIRINOX, I like that it is more tolerable for patients"

– Healthcare Provider

" If I had good results with Product X in my ECOG 0 – 1 patients, then I would consider utilizing in certain ECOG 2 patients too."

– Healthcare Provider

Unmet Need for Chemo Alternatives

Lack of agents beyond gem + nab-pac and FOLFIRINOX and limited anticipated competition in PDAC bolsters expected brand share

Desire for Targeted Tx Addressing More Pts

PDAC has limited actionable biomarkers that total <5% of eligible patients, fostering a desire for options that address a greater proportion of patients

Improved Performance over SOC

Physicians were highly enthusiastic about the improved performance over ~3 months (e.g., OS, PFS), especially in the upside case

Note: physicians' comments based on P1b data

Anticipated Upcoming Milestones

	Q4 2022	Mid 2023	2H 2023	1H2024
PROC	Complete P3 enrollment	P3 top-line results	If positive, submit BLA	Potential FDA approval
ccRCC		Safety and preliminary efficacy from P2a trial	Initiation of P2/3	Updated P1b/2a data
PDAC	Initiate dose escalation phase of P1b		Updated data from P1b dose escalation	Initiate P2a*

*Depends on mature data from P1b PDAC study

Financial Summary

$73.1 million*
Cash and Cash Equivalents

No Debt

Cash Runway
Expected to Fund Operations Into Late 2023

* Proforma as of 9-30-22 ($27.9M) and including $39.5M net raised November 2022 and $5.7M received from 3D Med

Dedicated to Developing Innovative Treatments for Life-Threatening Diseases to Increase Patient Survival

- Proprietary, differentiated first-in-class candidate inhibiting GAS6/AXL signaling pathway associated with tumor growth, metastasis, drug resistance, and poor survival rates
- Batiraxcept has potential in multiple indications and multiple therapeutic combinations
- Batiraxcept development program focused on difficult-to-treat cancers with high unmet medical needs:
  - Ongoing Phase 3 trial to treat patients with platinum resistant ovarian cancer; top line data expected mid 2023 and BLA could be submitted end of 2023
  - Ongoing Phase 1b/2 trial to treat patients with clear cell renal cell carcinoma; registrational study recommended by FDA using biomarker for potential accelerated approval
  - Ongoing Phase 1b trial as first-line therapy for pancreatic cancer

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Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation
November 2022

NASDAQ: ARAV

